UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2014

NOUVEAU VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3254 Prospect Ave.
La Crescenta, CA	91214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (818) 249-1157

SaasMAX, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective September 8, 2014, SaaSMax, Inc. (the “Company”) changed its name to “Nouveau Ventures Inc.” (the “Name Change”). To effect the Name Change, the Company’s wholly-owned subsidiary, Nouveau Ventures Inc., merged with and into the Company, with the Company continuing as the surviving entity.  Other than the Name Change, no other changes were made to the Company’s articles of incorporation and shareholder approval for the merger was not required.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated August 20, 2014 between SaaSMax Inc. (as surviving company) and Nouveau Ventures Inc. (as merging entity).
3.1	Certificate of Merger.
3.2	Articles of Merger between SaaSMax Inc. (as surviving company) and Nouveau Ventures Inc. (as merging entity), with surviving entity changing its name to "Nouveau Ventures Inc."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOUVEAU VENTURES INC.

Date: September 9, 2014

By:

/s/ Rob Rainer

Rob Rainer,

Chief Executive Officer and Chief Financial Officer

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